EXHIBIT 3.1

                              ARTICLES OF AMENDMENT



For Ministry Use Only
A l'usage exclusif du ministere

                                                      Ontario Corporation Number
                                                 Numero de la societe en Ontario
                                                               1022633

       Ministry of                        Ministere de
[LOGO] Consumer and                       la Consommation
       Commerical Relations               et du Commerce
CERTIFICATE                               CERTIFICAT
This is to certify that these             Ceci Certifio que les presents
articles are effective on                 statuts entrent en vigueur le

              DECEMBER 24 DECEMBRE, 1998
-----------------------------------------------------------------
                    /s/ illegible

               Director / Directeur
Business Corporations Act / Loi sur les societes par actions

--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

Form 3       1. The present name of the      Denomination sociale actuelle de la
Business        corporation Is:              societe:
Corporations
Act             MIAD SYSTEMS LTD.


Formule 3    2. The name of the corporation  Nouvelle denomination sociale de la
Loi             is changed to (if            societe (s'il y a lieu):
sur les         applicable):
societes par
actions


             3. Date of Incorporation/       Date de la constitution ou de la
                amalgamation:                fusion:

                                 1993 March 17
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

             4. The articles of the          Les statuts de la societe sont
                corporation are amended      modifies de la facon suivante:
                as follows:

                (a) to remove in their entirety the restrictions on the issue, transfer or ownership of the shares of the Corporation; and

                (b) to remove paragraphs (b) and (c) of item 9 - "Other Provisions" of the articles of incorporation of the Corporation.

             5. The amendment has been       La modification a ete dumant
                duly authorized as           autorisee conformement aux
                required by Sections 168     articles 168 et 170 (selon le cas)
                & 170 (as applicable)        de la Loi sur les societes par
                of the Business              actions.
                Corporations Act.

             6. The resolution authorizing   Les actionnaires ou les
                the amendment was approved   administrateurs (selon le cas) de
                by the shareholders/         la societe ont approuve la
                directors (as applicable)    resolution autorisant la
                of the corporation on        modification le

                                1998 December 1
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

             These articles are signed       Les presents statuts sont signes en
             in duplicate.                   double exemplaire.


                                                     MIAD SYSTEMS LTD.
                                          -------------------------------------
                                                   (Name of Corporation)
                                           (Denomination sociale de la societe)


                          By/Par:  /s/ Michael Green          President
                                  ---------------------------------------------
                                     (Signature)        (Description of Office)
                                 (Signature)                  (Fonction)